UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2005

AFV SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-84568	90-0006843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 S. Daytona Flagler Beach, Florida	32136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 439-4006

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

The Registrant has appointed Lawrence Scharfman & Co., CPA, P.C., as the Registrant's independent accountants for the year ended December 31, 2005. This is a change in accountants recommended by the Registrant's Executive Management and approved by the Registrant's Board of Directors. The Registrant dismissed Shelley International CPA and engaged Lawrence Scharfman & Co., CPA, P.C. on March 6, 2006. During the most recent two fiscal years and during the portion of 2006 preceding the Board’s decision, neither the Registrant, nor anyone engaged on its behalf, has consulted with Lawrence Scharfman & Co., CPA, P.C., regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The report of Shelley International CPA on the Registrant’s consolidated financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for Shelly International CPA’s issuance of a going concern opinions on the financial statements for the fiscal years ended December 31, 2004. From December 21, 2004, the date when Shelley International CPA was appointed as the Registrant’s independent accountant, and for the most recent fiscal year and the subsequent interim period ending on March 6, 2006, when Shelley International CPA was dismissed as the Registrant’s independent accountant, there were no disagreements between the Registrant and Shelley International CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shelley International CPA would have caused it to make a reference to the subject matter of the disagreement in connection with its audit reports.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Shelley International CPA, as the independent accountants of the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
(16) Letter from Shelley International CPA dated March 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFV Solutions, INC.

By:/s/ Jeffrey Groscost

Jeffrey Groscost, President

Date: March 15, 2006